UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
December 12, 2008
Date of Report (Date of earliest event reported)
LSB CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	000-32955	04-3557612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Massachusetts Avenue, North Andover, Massachusetts	01845
(Address of principal executive offices)	(Zip Code)
(978) 725 - 7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sale of Securities
Item 3.03 Material Modification to Rights of Security Holders.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-3.1 ARTICLES OF AMENDMENT
EX-4.1 WARRANT TO PURCHASE SHARES DATED DECEMBER 12, 2008
EX-10.1 LETTER AGREEMENT DATED DECEMBER 12, 2008

Item 1.01 Entry into a Material Definitive Agreement
Capital Purchase Program Investment
     On December 12, 2008, as part of the United States Department of the Treasury (“Treasury”) Capital Purchase Program established under the Troubled Asset Relief Program (“TARP”), LSB Corporation (the “Company”) entered into a Letter Agreement, which incorporates the Securities Purchase Agreement — Standard Terms (collectively, the “Agreement”) with Treasury, pursuant to which the Company issued on December 12, 2008 (i) 15,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series B, liquidation preference $1,000 per share (the “Preferred Stock”), and (ii) a warrant (the “Warrant”) to purchase 209,497 shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), for an aggregate purchase price of $15,000,000 in cash. The description of the Agreement contained herein is a summary and is qualified in its entirety by reference to the full text of the Agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.
     The Preferred Stock will qualify as Tier 1 capital and will pay cumulative dividends at a rate of 5% per annum for the first five years, and 9% per annum thereafter. The Company may not redeem the Preferred Stock during the first three years following the investment by Treasury, except with the proceeds from a “Qualified Equity Offering” (as defined and subject to certain restrictions set forth in the Articles of Amendment described in Item 5.03 and filed as Exhibit 3.1 hereto and incorporated by reference herein). After three years, the Company may, at its option, redeem the Preferred Stock at its liquidation preference plus accrued and unpaid dividends. The redemption of the Preferred Stock requires prior regulatory approval. The Preferred Stock is generally non-voting. The description of the Preferred Stock contained herein is a summary and is qualified in its entirety by reference to the full text of the Articles of Amendment.
     The Warrant has a 10-year term and is immediately exercisable upon its issuance, with an initial per share exercise price of $10.74. The number of shares of Common Stock issuable upon exercise of the Warrant and the exercise price per share will be adjusted if specific events occur as set forth in the Warrant, which is filed as Exhibit 4.1 hereto and incorporated herein by reference. Pursuant to the Agreement, Treasury has agreed not to exercise voting power with respect to any shares of Common Stock issued upon exercise of the Warrant. The description of the Warrant contained herein is a summary and is qualified in its entirety by reference to the full text of the Warrant.
Item 3.02 Unregistered Sale of Securities
     The information set forth under Item 1.01 is incorporated by reference into this Item 3.02.
     The issuance and sale of the Preferred Stock and the Warrant was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of such securities and has not offered securities to the public in connection with this issuance and sale.
Item 3.03 Material Modification to Rights of Security Holders.
     Pursuant to the terms of the Agreement, prior to the earlier of (i) December 12, 2011 or (ii) the date on which the Preferred Stock has been redeemed in full or Treasury has transferred all of the Preferred Stock to one or more persons not affiliated with Treasury, the Company generally cannot, without the consent of Treasury, declare or pay any dividend or make any distribution on the Common Stock other than a quarterly dividend of not more than $0.15 per share or repurchase any Common Stock or other capital stock or equity securities or trust preferred securities without the consent of Treasury.
     In addition, pursuant to the Articles of Amendment, described in Item 5.03 below, so long as any share of Preferred Stock remains outstanding, the Company generally may not declare or pay any dividend or make any distribution on Common Stock or any class or series of the Company’s equity securities ranking junior, as to dividends and upon liquidation, to the Preferred Stock (“Junior Stock”) (other than dividends payable solely in shares of Common Stock) or on any other class or series of the Company’s equity securities ranking, as to dividends and upon liquidation, on a parity with the Preferred Stock (“Parity Stock”), except that when dividends are not paid on any dividend payment date in full upon the Preferred Stock and any shares of Parity Stock, all dividends declared and payable on Preferred Stock and all such Parity Stock on such date shall be declared pro rata. Furthermore, the Company may not repurchase or redeem any Common Stock, Junior Stock or Parity Stock, unless all accrued and unpaid dividends for past dividend periods, including the latest completed dividend period, have been paid or have been declared and a sufficient sum has been set aside for the benefit of the holders of the Preferred Stock.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

     Pursuant to the terms of the Agreement, the Company is required to have in place certain limitations on the compensation of certain executives, applicable in certain situations. As a condition to the closing of the transaction, the top five senior executive officers of the Company executed and delivered a Waiver of Executive Compensation Agreement (the “Waiver”), whereby the executive (i) voluntarily waived any present or future claims against the Company or Treasury for any change to such executive’s compensation or benefits that is required to comply with the regulation issued by the Treasury under the Capital Purchase Program as published in the Federal Register on October 20, 2008 and (ii) acknowledged that the regulation may require modification of such executive’s compensation, bonus, incentive and other benefit plans, arrangements, policies and agreements.
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 11, 2008 the Company filed Articles of Amendment with the Secretary of State of the Commonwealth of Massachusetts for the purpose of amending its Articles of Organization to fix the designations, preferences, limitations and relative rights of the Preferred Stock. A copy of the Articles of Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.
3.1	Articles of Amendment to the Articles of Organization of LSB Corporation, Establishing the Fixed Rate Cumulative Perpetual Preferred Stock, Series B

4.1	Warrant to Purchase 209,497 Shares of Common Stock of LSB Corporation dated December 12, 2008

10.1	Letter Agreement which incorporates the Securities Purchase Agreement — Standard Terms, dated December 12, 2008, between LSB Corporation and the United States Department of the Treasury

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSB CORPORATION
By:	/s/ Gerald T. Mulligan
Gerald T. Mulligan
President and Chief Executive Officer

Date: December 17, 2008